Exhibit 10.1

CONFIDENTIAL TREATMENT – REDACTED COPY

** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST UNDER 17 C.F.R. SECTIONS 24b-2, 200.80(B)(4) AND 230.406.

ADDENDUM

This Addendum (“Addendum”) is made and entered into this 31st day of July, 2014 by and between DOOSAN Infracore Co., Ltd. Having its principal place of business at 7-11, Hwasu-dong, Dong-gu, Incheon, Korea (“SUPPLIER”) and POWER SOLUTION INTERNATIONAL, an Illinois limited liability company (“PSI”), having its principal place of business at 655 Wheat Lane, Wood Dale, Illinois 60191, United States (PSI and its affiliates shall collectively be referred to herein as “BUYER”).

WITNESSETH:

WHEREAS, the parties entered into a certain Agreement dated December 11, 2007 (the Agreement) and agreed Addendums dated:

August 28, 2008

December 11, 2008

November 18, 2009

December 31, 2009

June 19, 2012

WHEREAS, Article 2. GRANT OF THE BUYER in the Agreement, both parties agreed that the SUPPLIER appoints BUYER as an exclusive buyer and distributor of Products within Territory under the condition to fulfill the target volume.

WHEREAS, Provision 1, Performance Objective in the Addendum dated on June 19, 2012, BUYER agreed to fulfill the Performance Objective below:

Year	2012	2013	2014	2015
Quantity (units)	835	1,000	1,200	1,400

WHEREAS, in consideration of the mutual covenants and promises contained herein, the SUPPLIER agrees and confirms that BUYER’s exclusivity rights shall remain valid and enforceable through 2018 with volume commitment below.

Year	2014		2015		2016		2017		2018
Quantity (units)	[***	]	[***	]	[***	]	[***	]	[***	]

WHEREAS, Article 3.7, BUYER shall discuss in advance and reach to an agreement with SUPPLIER to use trademarks, logos, signs or other marks owned by SUPPLIER for End Products.

WHEREAS, Article 5.1, the price payable for any Products shall be as stated below from July, 2014 based on the Purchase Order received to the Supplier [*************]. Such prices shall be on the basis of FOB shipping point pursuant to INCOTERMS 2000 of the International Chamber of Commerce. Prices are specified in U.S. dollars. [***********************]

(USD, FOB KOREAN PORT)
Model	SUFFIX	PRICE
GE08TI, DRY TYPE	EEPOF	[***	]
GE08TI, WET TYPE	EEPOG	[***	]
GE12TI, WET TYPE	EEIOH	[***	]
GV158TI, WET TYPE	EZZOG	[***	]
GV180TI, WET TYPE	EZSOD	[***	]
GV222TI, WET TYPE	EZYOF	[***	]

WHEREAS, Article 12.1, this Agreement begins on the date above and will continue through December 31, 2018. TERM in the Agreement requires 12 month notification of the intent to terminate the agreement or it will automatically renew for one year periods. Both parties understand the value and commitments made to develop the Products and the market in the Territory and agree to a 12 month notification of intent to terminate.

WHEREAS, Exhibit B. Warranty Policy, the Indemnification shall be added as follows:

“It is expressly understood that Supplier shall defend and indemnify Buyer, its subsidiaries and affiliates and hold each of them harmless against and from any and all claims, damages and reasonable costs and expenses with respect to any loss of or damage to Buyer’s property or a third party’s property, and any injury to or death of any persons, proven to be directly and solely caused by gross negligence or the willful misconduct of Supplier in connection with the Products.”

WHEREAS, the Supply Agreement dated December 11, 2007, as amended remains in full force and effect and is otherwise not changed or modified.

By:	/s/ Gary S. Winemaster	By:	/s/ Dan Rim

Power Solutions International, Inc.			Doosan Infracore Co., Ltd.